Sentinel Variable Products Trust
    Supplement dated September 21, 2004 to the Prospectus dated May 1, 2004


On September 17, 2004, Van Harissis, the leader of the Equity Value Team of NL Capital Management, Inc. ("NLCM"), and Scott T. Brayman, the leader of NLCM's Small Company Team, resigned from NLCM. Daniel J. Manion is now the leader of the Equity Value Team, which manages the Sentinel Variable Products Common Stock Fund and the equity portion of the Sentinel Variable Products Balanced Fund. Mr. Manion joined NLCM in 1993, and has been a co-manager of the Sentinel Common Stock Fund since 1994, and a member of the team managing the Sentinel Balanced Fund for a number of years. He has been co-manager of the Sentinel Variable Products Common Stock Fund since its inception in 2000, and a member of the team managing the Sentinel Variable Products Balanced Fund since its inception in 2003. Mr. Manion is also the Director of Equity Research for NLCM. He has a total of 17 years of experience as an investment professional, and holds the Chartered Financial Analyst designation. Charles
C. Schwartz is now the portfolio manager of the Sentinel Variable Products Small Company Fund. Mr. Schwartz has been with NLCM since 1996 and has been a key member of the team managing the Sentinel Small Company Fund since 1999, and the Sentinel Variable Products Small Company Fund since its inception in 2000. He has a total of 13 years of experience as an investment professional, and holds the Chartered Financial Analyst designation.